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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 3, 1996




                           Rx Medical Services Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       1-10963                 87-0436782
           ------                       -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



               Suite 210
        888 East Las Olas Boulevard
         Fort Lauderdale, Florida                                33301
        ---------------------------                              -----
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (954) 462-1711
                                                    --------------


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ITEM 5.    OTHER EVENTS.

        The registrant has been notified that the American Stock Exchange has filed an application with the Securities and Exchange Commission to strike the registrant's common stock from listing and registration on the American Stock Exchange, effective at the opening of the trading session on December 3, 1996. The registrant is making arrangements with at least two stock brokerage firms to make a market in the registrant's common stock on the OTC Electronic Bulletin Board.





                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RX MEDICAL SERVICES CORP.
                                              (Registrant)



Date: December 12, 1996
                                        By: /s/ Randolph H. Speer
                                           -----------------------
                                           Randolph H. Speer
                                           President and
                                           Chief Operating Officer






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